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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


         Date of Report (Date of earliest event reported) April 14, 1999


                              CALUMET BANCORP, INC.
             (Exact name of registrant as specified in its charter)



Delaware                                0-19829              36-3785272
(State or other jurisdiction            (Commission          (I.R.S. Employee
of incorporation)                       File Number)         Identification No.)


1350 E. Sibley Boulevard                                     60419
Dolton, Illinois                                             (Zip Code)



        Registrant's telephone number, including area code (708) 841-9010





                                 Not Applicable
           (Former name or former address, if changes since last year)










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Item 5 Other Events


         On April 14, 1999, the Registrant issued a press release announcing that its shareholders approved the Agreement and Plan of Merger among Registrant, FBOP Corporation and FBOP Acquisition Company. A copy of the press release as such is filed by exhibit hereto and the text of same is hereby incorporated by reference.









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    CALUMET BANCORP, INC.
                                                    ---------------------
                                                    (Registrant)


Date:  April 14, 1999

                                                    /s/ John Garlanger
                                                    ---------------------
                                                    JOHN GARLANGER







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                                  EXHIBIT TABLE



Description                                                   Exhibit No.
-----------                                                   -----------

Press Release Issued April 14, 1999                              99.1